UBS Investment Bank

Fixed Bid Stratification

Available; AF30 69MM (LTV gt 85); (FNMA eq 'Y')

Pool Summary	COUNT	UPB	%
Conforming	172	$27,058,894.08	100.00%
Total:	172	$27,058,894.08	100.00%
Adjusted Balance: $27,058,894.08
Data as of Date: 2004-02-01
AVG UPB: $157,319.15
GROSS WAC: 7.5549%
NET WAC: 6.877%
% SF/PUD: 81.74%
% FULL/ALT: 16.44%
% CASHOUT: 9.06%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 93.06%
% FICO > 679: 82.63%
% NO FICO: 0.00%
WA FICO: 714
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 6.08%
CALIFORNIA %: 5.94%
Latest Maturity Date: 20340201
Loans with Prepay Penalties: 6.08%

Product Type	COUNT	UPB	%
30 YR FXD	171	$26,901,713.82	99.42%
	1	157,180.26	0.58
Total:	172	$27,058,894.08	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	3	$125,072.00	0.46%
$50,000.01 - $100,000.00	26	2,003,713.60	7.41
$100,000.01 - $150,000.00	59	7,501,894.37	27.72
$150,000.01 - $200,000.00	46	7,778,203.30	28.75
$200,000.01 - $250,000.00	21	4,567,634.19	16.88
$250,000.01 - $300,000.00	12	3,357,827.96	12.41
$300,000.01 - $350,000.00	4	1,297,048.66	4.79
$400,000.01 - $450,000.00	1	427,500.00	1.58
Total:	172	$27,058,894.08	100.00%
Minimum: $38,250.00
Maximum: $427,500.00
Average: $157,375.98

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	3	$125,072.00	0.46%
$50,000.01 - $100,000.00	26	2,003,713.60	7.41
$100,000.01 - $150,000.00	59	7,501,894.37	27.72
$150,000.01 - $200,000.00	46	7,778,203.30	28.75
$200,000.01 - $250,000.00	21	4,567,634.19	16.88
$250,000.01 - $300,000.00	12	3,357,827.96	12.41
$300,000.01 - $350,000.00	4	1,297,048.66	4.79
$400,000.01 - $450,000.00	1	427,500.00	1.58
Total:	172	$27,058,894.08	100.00%
Minimum: $38,250.00
Maximum: $427,500.00
Average: $157,319.15

Gross Rate	COUNT	UPB	%
5.001% - 5.250%	1	$131,104.73	0.48%
5.501% - 5.750%	2	518,391.75	1.92
5.751% - 6.000%	3	356,466.63	1.32
6.001% - 6.250%	4	439,319.08	1.62
6.251% - 6.500%	13	2,091,248.43	7.73
6.501% - 6.750%	14	2,092,129.48	7.73
6.751% - 7.000%	14	2,056,706.87	7.60
7.001% - 7.250%	13	2,057,743.17	7.60
7.251% - 7.500%	14	2,571,948.98	9.51
7.501% - 7.750%	9	1,391,702.00	5.14
7.751% - 8.000%	28	4,370,639.00	16.15
8.001% - 8.250%	30	4,321,140.71	15.97
8.251% - 8.500%	20	3,685,103.25	13.62
8.501% - 8.750%	7	975,250.00	3.60
Total:	172	$27,058,894.08	100.00%
Minimum: 5.250%
Maximum: 8.625%
Weighted Average: 7.555%

Net Rate	COUNT	UPB	%
4.751% - 5.000%	1	$131,104.73	0.48%
5.001% - 5.250%	1	168,320.68	0.62
5.251% - 5.500%	2	518,391.75	1.92
5.501% - 5.750%	3	356,466.63	1.32
5.751% - 6.000%	4	439,319.08	1.62
6.001% - 6.250%	14	2,204,451.55	8.15
6.251% - 6.500%	18	2,664,034.02	9.85
6.501% - 6.750%	20	3,085,491.87	11.40
6.751% - 7.000%	32	4,567,142.46	16.88
7.001% - 7.250%	41	6,896,923.23	25.49
7.251% - 7.500%	25	4,056,764.37	14.99
7.501% - 7.750%	10	1,823,380.00	6.74
7.751% - 8.000%	1	147,103.71	0.54
Total:	172	$27,058,894.08	100.00%
Minimum: 5.000%
Maximum: 7.875%
Weighted Average: 6.877%

Original Term to Maturity	COUNT	UPB	%
360 - 360	172	$27,058,894.08	100.00%
Total:	172	$27,058,894.08	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
301 - 359	167	$26,361,172.08	97.42%
360 - 360	5	697,722.00	2.58
Total:	172	$27,058,894.08	100.00%
Minimum: 345
Maximum: 360
Weighted Average: 358

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; AF30 69MM (LTV gt 85); (FNMA eq 'Y')

Seasoning	COUNT	UPB	%
<= 0	5	$697,722.00	2.58%
1 - 1	110	17,533,668.04	64.80
2 - 2	24	3,651,928.78	13.50
3 - 3	8	1,132,496.45	4.19
4 - 4	10	1,416,074.96	5.23
5 - 5	4	560,136.66	2.07
6 - 6	3	624,613.46	2.31
7 - 12	7	1,208,363.31	4.47
13 - 24	1	233,890.42	0.86
Total:	172	$27,058,894.08	100.00%
Minimum: 0
Maximum: 15
Weighted Average: 2

FICO Scores	COUNT	UPB	%
630 - 639	2	$396,148.31	1.46%
640 - 649	1	168,320.68	0.62
650 - 659	6	644,614.38	2.38
660 - 669	10	2,099,154.43	7.76
670 - 679	8	1,392,413.27	5.15
680 - 689	19	2,559,166.19	9.46
690 - 699	17	2,325,904.00	8.60
700 - 709	20	2,932,047.24	10.84
710 - 719	20	2,787,590.10	10.30
720 - 729	12	1,885,218.49	6.97
730 - 739	15	2,449,531.79	9.05
740 - 749	9	1,654,131.81	6.11
750 - 759	16	2,712,945.49	10.03
760 - 769	8	1,410,945.73	5.21
770 - 779	6	1,310,732.78	4.84
780 - 789	1	123,500.00	0.46
790 - 799	2	206,529.39	0.76
Total:	172	$27,058,894.08	100.00%
Minimum: 630
Maximum: 791
Weighted Average: 714

Loan To Value Ratio	COUNT	UPB	%
85.001% - 90.000%	73	$11,989,763.49	44.31%
90.001% - 95.000%	77	12,206,384.92	45.11
95.001% - 100.000%	22	2,862,745.67	10.58
Total:	172	$27,058,894.08	100.00%
Minimum: 85.87%
Maximum: 100.00%
Weighted Average: 93.06%

Combined Loan To Value Ratio	COUNT	UPB	%
85.001% - 90.000%	73	$11,989,763.49	44.31%
90.001% - 95.000%	77	12,206,384.92	45.11
95.001% - 100.000%	22	2,862,745.67	10.58
Total:	172	$27,058,894.08	100.00%
Minimum: 85.87%
Maximum: 100.00%
Weighted Average: 93.06%

DTI	COUNT	UPB	%
<= 0.000%	131	$20,986,810.74	77.56%
11.001% - 16.000%	1	168,320.68	0.62
16.001% - 21.000%	1	131,104.73	0.48
21.001% - 26.000%	5	709,630.76	2.62
26.001% - 31.000%	3	324,890.23	1.20
31.001% - 36.000%	7	1,114,029.67	4.12
36.001% - 41.000%	8	1,117,534.91	4.13
41.001% - 46.000%	16	2,506,572.36	9.26
Total:	172	$27,058,894.08	100.00%
Minimum: 0.000%
Maximum: 44.911%
Weighted Average: 36.514%

Geographic Concentration	COUNT	UPB	%
Florida	26	$3,697,137.58	13.66%
New Jersey	15	2,729,778.58	10.09
New York	8	1,985,400.49	7.34
Pennsylvania	11	1,796,126.09	6.64
Virginia	12	1,783,105.02	6.59
California	8	1,607,487.97	5.94
Georgia	9	1,447,115.07	5.35
Texas	6	1,087,476.00	4.02
Minnesota	6	877,855.36	3.24
Maryland	6	876,781.77	3.24
Illinois	6	821,023.93	3.03
Rhode Island	4	785,066.58	2.90
Arizona	6	744,658.32	2.75
Missouri	5	719,575.00	2.66
Connecticut	4	694,963.44	2.57
Louisiana	4	596,968.92	2.21
Nevada	4	589,942.00	2.18
Washington	3	526,795.11	1.95
Indiana	5	526,204.10	1.94
Colorado	2	419,334.73	1.55
Kentucky	4	410,946.13	1.52
Ohio	4	330,822.00	1.22
North Carolina	2	319,370.68	1.18
Delaware	1	294,900.00	1.09
Iowa	2	234,653.67	0.87
District Of Columbia	1	232,338.17	0.86
Massachusetts	1	201,400.00	0.74
New Hampshire	1	190,000.00	0.70
Tennessee	2	140,455.00	0.52
Idaho	1	135,850.00	0.50
Wisconsin	1	108,000.00	0.40
Hawaii	1	95,400.00	0.35
Mississippi	1	51,962.37	0.19
Total:	172	$27,058,894.08	100.00%

North-South CA	COUNT	UPB	%
States Not CA	164	$25,451,406.11	94.06%
North CA	6	1,290,476.00	4.77
South CA	2	317,011.97	1.17
Total:	172	$27,058,894.08	100.00%

Zip Code Concentration	COUNT	UPB	%
11201	1	$427,500.00	1.58%
07002	1	334,738.66	1.24
11207	1	332,310.00	1.23
07675	1	315,000.00	1.16
10466	1	315,000.00	1.16
Other	167	25,334,345.42	93.63
Total:	172	$27,058,894.08	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; AF30 69MM (LTV gt 85); (FNMA eq 'Y')

Loan Purpose	COUNT	UPB	%
Purchase	140	$22,642,036.49	83.68%
Cash Out Refi	18	2,452,048.15	9.06
Rate & Term Refi	14	1,964,809.44	7.26
Total:	172	$27,058,894.08	100.00%

Document Type	COUNT	UPB	%
No Income No Asset	121	$19,454,754.59	71.90%
Full	32	4,448,911.42	16.44
Stated Income Full Asset	7	1,027,061.35	3.80
No Ratio	4	644,934.68	2.38
Stated Doc	2	462,537.88	1.71
Reduced	2	355,267.42	1.31
No Income Verified	1	334,738.66	1.24
No Doc	3	330,688.08	1.22
Total:	172	$27,058,894.08	100.00%

Property Type	COUNT	UPB	%
Single Family	125	$18,679,167.64	69.03%
Pud	19	3,271,504.34	12.09
Low Rise Condo (2-4 floors)	11	1,756,823.11	6.49
Two Family	6	1,315,560.00	4.86
Three Family	5	1,087,847.24	4.02
Four Family	3	552,988.66	2.04
Pud Detached	1	165,948.60	0.61
Condomimium	1	152,554.49	0.56
High Rise Condo (gt 8 floors)	1	76,500.00	0.28
Total:	172	$27,058,894.08	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	170	$26,823,544.08	99.13%
Second Home	2	235,350.00	0.87
Total:	172	$27,058,894.08	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	162	$25,412,464.45	93.92%
36.000	1	148,488.89	0.55
60.000	9	1,497,940.74	5.54
Total:	172	$27,058,894.08	100.00%
wa Term: 3.519

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	172	$27,058,894.08	100.00%
Total:	172	$27,058,894.08	100.00%

Silent 2nd	COUNT	UPB	%
N	170	$26,783,167.23	98.98%
	2	275,726.85	1.02
Total:	172	$27,058,894.08	100.00%

Lien Position	COUNT	UPB	%
1	172	$27,058,894.08	100.00%
Total:	172	$27,058,894.08	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	2	$294,765.97	1.09%
GEMICO	2	213,225.03	0.79
Lender Paid MI	95	15,407,508.27	56.94
MGIC	6	1,136,530.71	4.20
PMI Mortgage Insurance	13	1,731,656.79	6.40
Radian Guaranty	12	2,253,892.50	8.33
Republic Mortgage Insurance	13	2,184,676.01	8.07
United Guaranty	29	3,836,638.80	14.18
Total:	172	$27,058,894.08	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.